                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 16, 1998

                                INTERFACE, INC.
             (Exact name of registrant as specified in its charter)

Georgia                       0-12016                   58-1451243
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(State of Incorporation)   (Commission File No.)    (IRS Employer
                                                 Identification No.)

2859 Paces Ferry Road
Suite 2000
Atlanta, Georgia                                          30339
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(Address of principal executive offices                   (Zip Code)



                                 (770) 437-6800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS

     PRESS RELEASE

     On March 16, 1998, Interface, Inc. (the "Company") issued a press release concerning the commencement of concurrent offerings of Senior Notes and Class A Common Stock. A copy of such press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statement of Business Acquired.  None.

     (b)  Pro Forma Financial Information.  None

     (c)  Exhibits.

     The following exhibits are filed herewith:

     23.1 Consent of BDO Seidman, LLP

     99.1 Press Release dated March 16, 1998

     99.2 Consolidated Financial Statements of the Registrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTERFACE, INC.
                                             (Registrant)

Date: March 16, 1998                              By: /s/ Daniel T. Hendrix
                                                      ----------------------
                                                  Name: Daniel T. Hendrix
                                                  Title: Senior Vice President
                                                         and Chief Financial
                                                         Officer